EXHIBIT 10.3


                            TRADEMARK USER AGREEMENT

                                 BY AND BETWEEN

                               MAYTAG CORPORATION
                                       AND
                           MAYTAG INTERNATIONAL, INC.


                                       AND


                               NEWTECH CORPORATION
                                       AND
                            NEWTECH (HONG KONG) LTD.



                                            October 1993

                                TABLE OF CONTENTS

            ARTICLE ONE
                  DEFINITIONS .............................................. 1

            ARTICLE TWO
                  USE OF LICENSED TRADEMARKS ............................... 2

            ARTICLE THREE
                  SPECIAL COVENANTS REGARDING QUALITY CONTROL .............. 4

            ARTICLE FOUR
                  PAYMENTS ................................................. 5

            ARTICLE FIVE
                  RECORDS, AUDITING AND REPORTS ............................ 6

            ARTICLE SIX
                  LICENSEE'S REPRESENTATIONS ............................... 7

            ARTICLE SEVEN
                  REGISTRATION OF LICENSED TRADEMARKS ...................... 8

            ARTICLE EIGHT
                  DURATION AND TERMINATION ................................. 9

            ARTICLE NINE
                  INDEMNIFICATION AND RELEASE ............................. 12

            ARTICLE TEN
                  RELATIONSHIPS BETWEEN THE PARTIES ....................... 12

            ARTICLE ELEVEN
                  ARBITRATION ............................................. 12

            ARTICLE TWELVE
                  MISCELLANEOUS ........................................... 13

            SIGNATURE PAGE ................................................ 17

            EXHIBIT A - Products .......................................... 18

            EXHIBIT B - Licensed Trademarks ............................... 19

            EXHIBIT C - Territory ......................................... 20

            EXHIBIT D - Territory Extension ............................... 21

            EXHIBIT E - Royalty ........................................... 22

            EXHIBIT F - Trademark Service Fee ............................. 23

            EXHIBIT G - Adjustments to Minimum Royalty ................. 24&25

                            TRADEMARK USER AGREEMENT

     THIS AGREEMENT (this "Agreement"), made and entered into as of this first day of October 1993, by and between Maytag Corporation and its wholly-owned subsidiary Maytag International, Inc., companies organized and existing under the laws of the State of Delaware, U.S.A., respectively having their main offices and places of business at 403 West Fourth Street N. Newton, IA 50208 and at 8700 W. Bryn Mawr Avenue, Chicago, IL 60631, U.S.A. (collectively the "Licensor"), and Newtech Corporation and Newtech (Hong Kong), Ltd. companies respectively organized and existing under the laws of the State of Florida, U.S.A. and Hong Kong, respectively having their main offices and places of business at 2875 N. E. 191st Street, North Miami Beach, FL 33180 and 610 Nathan Road, Kowloon, Hong Kong (collectively the "Licensee").

                                  WITNESSETH:

     WHEREAS, Licensor is the owner of certain trademarks and the goodwill associated therewith, and Licensor is willing to permit Licensee to use such trademarks in connection with the manufacturer, use and sale of certain specified Products in accordance with the terms and conditions hereinafter set forth:

     NOW, THEREFORE, in consideration of the premises and the mutual covenants hereafter set forth, the parties hereto agree as follows:

                                  ARTICLE ONE
                                   DEFINITIONS

     As used in this Agreement, the following terms have the following meanings:

     A. "Contract Quarter" shall mean each consecutive calendar quarter beginning on the date of commencement of the first Full Contract Year.

     B. "Contract Year" shall mean either the Initial Contract Year or a Full Contract Year. "Initial Contract Year" shall mean the period of time from the effective date to the first December 31 following such date. A "Full Contract Year" shall mean each successive twelve month period following the Initial Contract Year, such Full Contract Year to commence on January 1 and to continue through the following December 31.

     C. "Effective Date" means the date on which this Agreement is executed by all parties to the Agreement.

     D. "Products" shall mean the products listed in Exhibit A to this Agreement, and by this reference made a part hereof, bearing the Licensed Trademarks. The products listed in Exhibit A to this Agreement may be changed from time to time and products may be added or deleted, all by mutual agreement in writing between the parties hereto. Any products subsequently added to Exhibit A to this Agreement shall also be "Products".

     E. "Licensed Trademarks" shall mean the trade names, trademarks and service marks specified in Exhibit B to this Agreement, and by this reference made a part hereof, whether or not such trade names, trademarks and service marks are registered or whether or not registrations have been applied for in any particular jurisdiction within the Territory. The items listed in Exhibit B to this Agreement may be changed from time to time and items may be added or deleted, all by mutual agreement in writing between the parties hereto.

     F. "Net Selling Price" shall mean the gross invoice price of any Products bearing one of the Licensed Trademarks sold, used or otherwise disposed of by License in bona fide, commercial transactions with third parties, less freight, import duties, and taxes assessed against such sales, and less advertising and promotional allowances equal to [*****] of the gross invoice price. In the case of any Products not sold in a bona fide commercial transaction with a third party, the "Net Selling Price" shall be based upon Licensee's average net invoice price for the particular Products during the Royalty Period. To the extent deductions for freight, import duties, and taxes are not itemized on the invoice, Licensee shall provide documentation to support the deductions. Upon Licensor's request, Licensee shall also provide summaries of its expenditures for advertising and promotional allowances. In the event Licensee's expenditures for advertising and promotional allowances are less than [*****] of the gross invoice price for the period covered by Licensor's request, Licensor's sole remedy shall be a recalculation of the Royalty for the applicable period based upon a recalculated Net Selling Price using the actual advertising and promotional allowances expended by Licensee (rather than the [*****] flat deduction provided above).

     G. "Royalty" shall have the meaning set forth in paragraph A of Article
Four.

     H. "Royalty Period" shall have the meaning set forth in paragraph A of Article Four.

     I. "Territory" shall mean the countries specified in Exhibit C to this Agreement. ("Territory" shall also include any other geographic territory as may be included pursuant to Article 2 of this Agreement or as may be agreed to in writing by Licensor from time to time in Licensor's sole discretion.)

                                  ARTICLE TWO
                           USE OF LICENSED TRADEMARKS

     A. GRANT. Licensor hereby grants to Licensee upon the terms and conditions specified in this Agreement an exclusive, nontransferable right and license to use the Licensed Trademarks during the term of this Agreement on or in connection with Products sold by Licensee within the Territory. Whereas Licensee will be contracting for the manufacture of Products, the scope of this license is eextended to those facilities contracted by Licensee to produce the Products. Licensee shall provide to Licensor a list of all production facilities it intends to use to produce or manufacture the Products, and shall advise Licensor in writing of any changes in the facilities.

     B. EXTENSION OF TERRITORY. In addition to the countries specified in Exhibit C, Licensor agrees to grant to Licensee a right of first refusal to extend the Territory to those countries specified in Exhibit D to this Agreement. Upon Licensor's determination that it is in a position to license the Licensed Trademarks in a country specified in Exhibit D, Licensor shall notify Licensee in writing of the country's availability for inclusion in the Territory. Such country(ries) shall be included in the Territory unless Licensee gives written notice within 45 days of its receipt of Licensor's notice in the Territory ("Rejection Notice"). Licensee's Rejection Notice shall eliminate Licensee's right of the first refusal as to such country(ries). Unless Licensee shall have sent a Rejection Notice, the Trademark Service Fee (Exhibit F) and the minimum Royalty necessary to qualify for the first and second renewal terms as provided in Article Eight shall be increased as specified in Exhibit G.

                   CONFIDENTIAL INFORMATION OMITTED AND FILED
                  SEPARATELY WITH THE SECURITIES AND EXCHANGE
                 COMMISSION. ASTERICKS DENOTE SUCH OMMISSIONS.

     C. RESERVED USE. Licensor reserves unto itself the right to use or license to third parties to use in the Territory the Licensed Trademarks on all products not listed in Exhibit A, as well as any other trademark belonging to Licensor, notwithstanding paragraph A of this Article Two However, prior to the selling or licensing of products listed in Exhibit A bearing another of Licensor's trademarks within the Territory, Licensor shall provide written notice to Licensee of its intent.

     D. NO TRANSFER, CONFUSION OR ALTERATION. Licensee shall not subcontract, sublicense or authorize any third party, other than distributors, wholesalers and retailers purchasing Products from Licensee for sale in the Territory pursuant to this Agreement, to use the Licensed Trademarks without the prior written consent of Licensor and shall not manufacture, use, sell or deal in any product or service under any trade name, trademarks, service mark or other designation which is likely to cause confusion with the Licensed Trademarks. Licensee shall use the Licensed Trademarks only in a manner so as not to deceive the public. All Products not bearing the Licensed Trademarks marketed or sold by Licensee shall be reasonably distinguishable from the Products bearing the Licensed Trademarks.

     E. MANNER OF USE PRIOR APPROVAL. Licensee shall be entitled to use the Licensed Trademarks on Licensee's Products, letterhead, invoices and all advertising and promotional material including introduction books or other literature relating to the use of the Products but only in such form and in such general manner as shall have been previously approved by Licensor in writing. All representations of the Licensed Trademarks to be used by Licensee shall first be submitted to Licensor for approval of design and color. Licensee shall comply with any other reasonable labeling and marking requirements that Licensor may prescribe from time to time on Products manufactured subsequent to Licensor's modification.

     F. ACKNOWLEDGEMENT OF LICENSOR'S OWNERSHIP. Licensee acknowledges and agrees that Licensor is the exclusive owner in the Territory and elsewhere of the Licensed Trademarks and of all the goodwill relating thereto, and Licensee agrees that all rights to the Licensed Trademarks shall remain vested in Licensor both during the term of this Agreement and thereafter in the Territory and elsewhere. Except for the rights granted under this Agreement, Licensee shall not represent that it has any right or title to the Licensed Trademarks, to any trade name, trademark or service mark incorporating the Licensed Trademarks or any portion thereof or to the registration thereto and shall not at any time claim that the use of such Licensed Trademarks by it has created any right, title or interest on its part to the Licensed Trademarks. In each instance when it uses the Licensed Trademarks, in order to maintain the validity of the Licensed Trademarks, Licensee shall identify, by appropriate means consistent with applicable legal requirements, that the Licensed Trademarks belong to Licensor. Licensee agrees to incorporate the language of this paragraph, or similar language acknowledging Licensor's ownership of the Licensed Trademarks, in all contracts for the production and distribution of the Products.

     G. CONTROL OF LITIGATION. Nothing in this Agreement shall be construed as granting to Licensee any right to take any action either in its own name or in Licensor's name, unless specifically approved in writing by Licensor prior to the initiation of any action, against third parties for any passing-off by any third party of products as the products of Licensor, whether by the use of a similar trademark or imitation or otherwise, or of any infringement or unauthorized use of any of the Licensed Trademarks or any of Licensor's trademark registrations for the Licensed Trademarks. Licensee shall, however, promptly inform Licensor of instances of such passing-off, infringement or use that come to its attention, Licensor, in its sole discretion, shall determine what action, if any, is to be taken in each such instance and by whom, but shall proceed in good faith and make reasonable efforts to protect its trademark rights and restrain infringement or unauthorized use of the Licensed Trademarks. Except to the extent specified in
Article 7 or otherwise expressly agreed by Licensor, any damages recovered in any action so taken shall be the property of Licensor. From any damages so received, Licensor agrees to give credit to Licensee against any amounts owed or which may become due from Licensee based upon the reasonable determination of Licensor of the damages caused to Licensee based on the rights granted to Licensee pursuant to this Agreement.

     H. LIMITATION. Except as specifically permitted by this Agreement, the license granted by Licensor to Licensee under this Article Two shall be nondivisible, nontransferable and nonassignable, and without the right to grant sublicenses thereunder, except with the prior written consent of Licensor.

                                 ARTICLE THREE
                   SPECIAL COVENANTS REGARDING QUALITY CONTROL

     A. STANDARDS OF QUALITY. Licensee agrees that the nature and quality of all goods sold by Licensee in connection with the Licensed Trademarks shall conform to reasonable commercial standards set by and under the control of Licensor with respect to each country in the Territory. Licensee agrees that it will use the Licensed Trademarks in connection with Licensee's business. Licensee agrees that the Product will be positioned generally under normal market conditions above comparable products bearing Licensee's NEWTECH trademark. In addition Licensee shall position the Products in each country within the Territory to be generally consistent under normal market conditions with Licensor's established positioning of its white goods distribution for the Licensed Trademarks within such country. Licensee shall provide Licensor its product development and quality control programs applicable to all goods sold pursuant to this Agreement.

     B. MAINTENANCE OF QUALITY. Licensee shall cooperate with Licensor to facilitate Licensor's control of the quality of the Products as required by Paragraph A of this Article and shall permit Licensor's representatives to enter Licensee's places of business from time to time at Licensor's request to: (i) ascertain whether the terms and conditions of this Agreement are being complied with, (ii) inspect the facilities and procedures used by Licensee in the manufacture and packaging of the Products and (iii) test for compliance with standards of quality.

     C. GOODWILL. Licensee agrees to conduct its business according to regularly accepted commercial standards and use its best efforts to create, maintain and promote Licensor's goodwill in connection with the Products and the Licensed Trademarks. Licensee shall use its best efforts to promote the sale and distribution of the Products in the Territory and, upon written request, shall furnish Licensor with a report and forecast of market conditions and developments.

     D. PRODUCTS SAFETY. Licensee shall inform Licensor as soon as possible of any material allegation or actual fault, material failure or defect in any of the Products which might foreseeably give rise to concerns for health or safety as a consequence of the use of the Products. Licensee shall (at its sole expense) take all such reasonable action as deemed necessary in the interests of consumer safety (including total product recall) to meet the requirements of local safety standards.

For the purpose of ensuring that the Products conform to the standards of safety and quality of the Products sold under the Trademarks as required by paragraph A of this Article 3, Licensee shall, when reasonably requested by Licensor from time to time, supply performance and failure data and samples of the Products to Licensor, at Licensee's expense, for the purposes of inspection and testing.

                                  ARTICLE FOUR
                                    PAYMENTS
     In consideration of the rights and licenses granted by Licensor to Licensee hereunder, Licensee shall pay to Licensor the following amounts in the manner specified below:

     A. ROYALTY. Licensee shall pay to Licensor a royalty fee (the "Royalty") for all Products sold, used or otherwise disposed of by Licensee. The Royalty shall be calculated by multiplying (i) the Net Selling Price of all Products bearing the Licensed Trademark sold, used or otherwise disposed of by Licensee by (ii) the applicable Royalty Percentage set forth in Exhibit E during the preceding calendar year.

Such Royalty shall be calculated and paid with respect to the Initial Contract Year and each Contract Quarter Year thereafter (each such period being hereinafter referred to as a "Royalty Period") based upon statements of Licensee. Licensee shall provide to Licensor all supporting documents and calculations that Licensor may require to support the calculation of the Royalty, including a written report stating the number and the types of the Products sold, used or disposed by Licensee under this Agreement during the immediately preceding Royalty Period. The Royalty, and the documentation and statements supporting such Royalty, shall be delivered to Licensor no later than 60 days after the expiration of the applicable Royalty Period to which they relate.

     B. TRADEMARK SERVICE FEE. Licensee shall pay to Licensor within 15 days of the Effective Date of this Agreement an initial trademark service fee in the amount of [*****] of which shall be applied to the Royalty owed by Licensee with respect to the Initial Contract Year and the first Full Contract Year. Licensee shall also pay to Licensor within 60 days of the end of each Full Contract Year the difference, if any, in the amount of Royalty payable pursuant to Paragraph A of this Article Four and the amount for such Full Contract Year specified in Exhibit F of this Agreement.

     C. CURRENCY; CONVERSION. All payments due under this Article Four shall be made in United States currency. Payments due under paragraph A of this Article Four shall be converted into U.S. dollars at the rate of exchange for sales of U.S dollars prevailing in New York, New York, USA on the last business day of the Royalty Period with respect to which such payment relates.

     D. METHOD OF PAYMENT. All payments required to be made to Licensor hereunder shall be paid to Licensor by Licensee by bank wire transfer (or other means acceptable to Licensor) to Maytag International's Account No. 242-l50-1 at Harris Trust & Savings Bank, Chicago, IL 60606 USA, Electronic Wire Transfer Code HAT RUS 44, ABA # 071000288.

                   CONFIDENTIAL INFORMATION OMITTED AND FILED
                  SEPARATELY WITH THE SECURITIES AND EXCHANGE
                 COMMISSION. ASTERICKS DENOTE SUCH OMMISSIONS.

     E. TAXES, DUTIES AND WITHHOLDINGS. Any customs, duties, taxes (except as provided in the following grammatical paragraph) or any similar charges that may be incurred in the Territory with respect to this Agreement and the manufacture, sale or use of Products shall be paid by Licensee.

     Notwithstanding the foregoing, if the government of any jurisdiction in the Territory imposes any income or similar taxes for such payment on Licensor and requires that such taxes shall be withheld by Licensee, Licensee shall be and is hereby authorized to do so. Licensee shall promptly transmit to Licensor tax receipts issued by the appropriate tax authorities in respect of such taxes so withheld and remitted as well as the applicable provisions of law, in English, so as to enable Licensor to support a claim for credit against income tax payable by Licensor. In the event Licensee is required to make such a withholding from any payment to Licensor for tax purposes but Licensee fails to provide a receipt to Licensor as prescribed in this paragraph E of Article Four, then such payment to Licensor shall be increased to an amount equal to the payment due to Licensor determined without regard to this paragraph.

     F. INTEREST ON OVERDUE AMOUNTS. Any amount payable hereunder that is not paid by Licensee when due shall bear interest until paid at three percent over the per annum rate of interest announced or set from time to time by Citibank, NA as its Base Rate as in effect in New York, New York, USA. Licensor shall also be entitled to treat any such failure as a default hereunder.

                                  ARTICLE FIVE
                          RECORDS, AUDITING AND REPORTS

     A. LICENSEE TO MAINTAIN RECORDS. Licensee shall keep at its usual place of business materially complete and correct sales records in accordance with generally accepted accounting principles containing information in reasonable detail from which amounts due to Licensor under this Agreement can be readily calculated, including deductions to the Net Selling Price of Products.

     B. ROYALTY REPORT. Licensee shall deliver to Licensor within 60 days after the end of each Royalty Period during the tenn of this Agreement, a royalty report, showing the nature, quantity, Net Selling Price, Royalties due (which shall be paid at the time of delivery of such report) and other items necessary to determine the Royalty with respect to Products bearing of the Licensed Trademark used, sold or otherwise disposed of by Licensee during the applicable Royalty Period.

     Each such royalty report shall be signed by a responsible officer of Licensee. If no Royalty is due and payable for the Royalty Period covered, the report shall so state. The initial royalty report shall cover the Initial Contract Year and shall be due on March 31, 1994.

     C. ANNUAL FINANCIAL STATEMENT. Within 90 days after the end of each fiscal year of License, Licensee shall furnish Licensor with annual balance sheets and profit and loss statements of Licensee prepared in accordance with U.S. generally accepted accounting principles and reported on by Licensee's independent auditors.

     D. AUDIT AND INSPECTION. Licensor shall have the right, at its option, to inspect, review and audit (or have its representatives inspect, review and audit), at reasonable business hours of Licensee, all books, records, documents and other data of Licensee for the purpose of computing the Royalty due under paragraph A of Article Four. Licensee shall give Licensor or any such representative reasonable access to Licensee's premises and books, records, documents and other data.

                                  ARTICLE SIX
                           LICENSEE'S REPRESENTATIONS
As an inducement to Licensor to enter into this Agreement, Licensee represents and warrants to Licensor and agrees as follow:

     A. ORGANIZATION AND AUTHORITY. Licensee i are corporations duly organized and existing under the laws of Florida and Hong Kong respectively, and has full power and authority to conduct its business as proposed to be conducted and to enter into and perform this Agreement. Licensee, to the extent legally required, is fully qualified and duly registered and has obtained all permits, licenses and registrations necessary, under the laws of each jurisdiction in the Territory or elsewhere, to perform its duties and obligations under this Agreement and it will remain so qualified and registered and will maintain such permits, licenses and registrations during the term of this Agreement.

     B. AUTHORIZATION OF AGREEMENT. The executor, delivery and performance of this Agreement has been duly and validly authorized and approved by the Boards of Directors of Licensee and no further authorization or consent of the Licensee or any of the stockholders of Licensee is required.

     C. NO CONFLICT. Neither the execution and delivery of this Agreement nor its performance will conflict with or result in a breach of the terms, conditions or provisions of the charter or by-laws of Licensee, or any contract, agreement, mortgage or other instrument or obligation of any nature to which Licensee is a party or is bound; and neither the execution and delivery of this Agreement nor its performance will contravene or violate any statute or any judicial or governmental regulation, order, injunction, judgement or decree and Licensee has received no notice which is inconsistent with the foregoing.

     D. GOVERNMENT APPROVALS. In the performance of its duties and obligations under this Agreement Licensee, to the extent legally required, shall comply with all applicable laws and regulations and obtain all appropriate government approvals pertaining to the sale, distribution, manufacturing and advertising of the Products.

     E. COMPLIANCE WITH LAWS. Licensee is in compliance, and during the term of this Agreement Licensee and its employees and agents will comply, with all laws, rules and regulations applicable to Licensee or the conduct of its business, pertaining to the performance of its duties and obligations under this Agreement.

     F. U.S. FOREIGN CORRUPT PRACTICES ACT. Licensee and Licensor acknowledge that the parties are corporations organized under the laws of the United States of America and that an essential term and condition of entering into this Agreement is that neither Licensee nor Licensor will take any action which might cause the other party to be in violation of United States law. Accordingly, the Licensee and Licensor represent, warrant and agree that they shall comply with the U.S. Foreign Corrupt Practices Act, as amended from time to time, including, to the extent then required by applicable law, the following provisions:

          (i) neither it nor any of its employees or agents have made or will make use of the mails or any means or instrumentality of interstate or foreign commerce corruptly in furtherance of an offer, payment, promise to pay, or authorization of the payment of any money, or offer, gift; promise to give, or authorization of the giving of anything of value to any foreign official for purposes of influencing any act or decision of such foreign official in his official capacity, including a decision to fail to perform his official functions or inducing such foreign official to use his influence with a foreign government or instrumentality thereof, to affect or influence any act or decision of such government, or instrumentality in order to assist any person in obtaining or retaining business for or with, or directing business to any person; and


          (ii) neither it nor any of its employees or agents have made or will make use of the mails or any means or instrumentality of interstate or foreign commerce corruptly in furtherance of an offer, payment, promise to pay, or authorization of the payment of any money, or offer, gift, promise to give, or authorization of the giving of anything of value to any foreign political party or official thereof or any candidate for foreign political office for purposes of influencing any act or decision of such party, official, or candidate in its or his official capacity, including a decision to fail to perform its or his official functions or inducing such party, official, or candidate to use its or his influence with a foreign government or instrumentality thereof to affect or influence any act or decision of such government or instrumentality in order to assist any person in obtaining or retaining business for or with, or directing business to any person, provided that nothing contained in this paragraph shall be construed to prohibit acts allowed by the U.S. Foreign Corrupt Practices Act.

     G. LITIGATION. There are no judgments, liens, actions, or proceedings pending or threatened against Licensee, or any of its officers or directors, and neither Licensee nor its officers or directors have been convicted of any crime.

                                  ARTICLE SEVEN
                       REGISTRATION OF LICENSED TRADEMARKS

     A. To the extent the Licensed Trademarks are not presently registered for the Products in countries within the Territory, Licensor agrees to proceed in good faith and make reasonable efforts to obtain such registrations and to maintain in force its current registrations at its sole cost. Licensee shall render to Licensor reasonable assistance in obtaining and maintaining such registrations.

     B. Nothing contained in this Article Seven or this Agreement shall be construed as:

          (i) a warranty or representation by Licensor that any manufacture, sale or use of the Products hereunder will be free from infringement of trademarks owned by anyone other than Licensor,

          (ii) a warranty or representation by Licensor as to the validity or scope of any Licensed Trademark;

         (iii) a release for any infringement prior to the date hereof.

     C. In the event Licensor's rights to the Licensed Trademarks in any of the countries of the Territory specified in Exhibit C are defective or invalidated so as to prohibit Licensee's sale of Products in such country not caused by actions of Licensee inconsistent with the terms of this Agreement, Licensee's sole recourse shall be:

          (i) a reduction as specified in Exhibit G to this Agreement, in the applicable Trademark Service Fee (Exhibit F, and a reduction in the minimum Royalty necessary to qualify for the first and second five year renewal term as provided in Article Eight; and

          (ii) in the event the prohibition on Licensee's sales results in Licensee's possession of inventory of Products within such country which it cannot sell, Licensor shall pay one-half of Licensee's actual costs of relocating such inventory to another country where the inventory can be sold, plus one-half of the Licensee's actual losses, if any, (but not anticipated profits) on the sale of the relocated Products. If the prohibition on Licensee's sales results in an impoundment of Licensee's inventory for a period greater than 90 days, Licensor shall pay to Licensee one-half of Licensee's net cost of the impounded inventory. Upon release of the inventory from impoundment, Licensee shall reimburse Licensor for one-half of the value of the inventory at the time of the release. If the inventory cannot be sold within the country of impoundment, Licensee's reimbursement to Licensor shall be reduced by one-half of Licensee's actual costs of relocating such inventory to another country where the inventory can be sold. For purposes of this paragraph Licensor's obligations to pay any of Licensee's costs specifically exclude any claim for lost profits or sales.

     D. In the event Licensor's rights to the Licensed Trademarks are defective or invalidated, or have not become available as contemplated in paragraph B of
Article 2, or through governmental action which prohibits sales or imposes a tariff in excess of [*****] of the value of the Products so as to prohibit Licensee's sale of Products in three out of the four countries of Argentina, Brazil, Mexico and Venezuela, provided the prohibition is not caused by actions of Licensee inconsistent with the terms of this Agreement, Licensee shall have the right to terminate the Agreement without penalty for a period of six months from the date Licensee became aware of the qualifying invalidation by providing written notice to Licensor. Licensee's failure to exercise its rights to terminate the Agreement within this period shall waive Licensee's termination rights for the qualifying invalidation, but shall not terminate any rights for future qualifying invalidations.

                                  ARTICLE EIGHT
                             DURATION AND TERMINATION

     A. BASIC TERM; RENEWALS. The basic term of this Agreement shall be for ten
(10) Full Contract Years from the Effective Date, unless sooner terminated as provided in this Agreement. This Agreement shall be subject to renewal for:

                   CONFIDENTIAL INFORMATION OMITTED AND FILED
                  SEPARATELY WITH THE SECURITIES AND EXCHANGE
                 COMMISSION. ASTERICKS DENOTE SUCH OMMISSIONS.

          (i) an additional term of five (5) Fu11 Contract Years provided the average Royalty paid by Licensee for the eighth (8th) and ninth
               (9th) Full Contract Year exceeds [*****] or as amended by the operation of Articles Two and Seven and Exhibit G, and Licensee provides written notice to Licensor of its intent to renew the Agreement on or before June 30, 2003; and

          (ii) a second additional term of five (5) Full Contract Years pro-vided the average Royalty paid by Licensee for the thirteenth
               (13th) and fourteenth (14th) Full Contract Year exceeds
               [*****] or as amended by the operation of Articles Two and Seven and Exhibit G, and Licensee provides written notice to Licensor of its intent to renew the Agreement on or before June 30, 2008.

     At the end of the basic term or the renewal term, this Agreement shall expire automatically without notice.

     B. In the event the first or second additional five-year term is not granted due to Licensee's failure to meet the minimum Royalty Payment, Licensor grants to Licensee a right of first refusal for a period of one year from the end of the term of this Agreement, for any licensing agreement for Products bearing the Licensed Trademarks within the Territory as in effect at the end of the term of this Agreement. Licensor shall provide written notice of its intent to enter into such an agreement, including the terms of such agreement. Licensee shall have a period of ten days from the date of its receipt of Licensor's notice, to accept the terms by providing written notice to Licensor of its acceptance. Failure by Licensee to provide its notice of acceptance within the ten day period shall extinguish Licensee's right of refusal for the licensing agreement so noticed.

     C. PREMATURE TERMINATION. In addition to the other provisions of this Agreement and any other available remedies, either party may terminate this Agreement (either in its entirely or with respect to specified Products) in the event of a default by the other party upon written notice of termination to the other party (given after the expiration of any applicable grace period specified below), which termination shall become effective upon receipt of such notice of termination.

     For purposes of this Agreement, a "default by Licensee" shall mean:

          (i) a challenge by Licensee to Licensor's ownership of the Licensed Trademarks;

          (ii) the impairment by Licensee of the Licensed Trademarks, and failure by Licensee to cure such default within thirty days after written notice by Licensor specifying the required action;

          (iii) Licensee's becoming insolvent or bankrupt under the laws of the United States, becoming legally obligated to cease its business or to wind up its affairs and to go into liquidation, or Licensee's commencing voluntary liquidation proceedings;

                   CONFIDENTIAL INFORMATION OMITTED AND FILED
                  SEPARATELY WITH THE SECURITIES AND EXCHANGE
                 COMMISSION. ASTERICKS DENOTE SUCH OMMISSIONS.

          (iv) a change in control of Licensee within the first 36 months of this Agreement which results in either Joel Newman's loss of the title of President or day-to-day control of Licensee.

          (v) the failure by Licensee to pay when due all sums payable to Licensor under Article Four and failure by Licensee to cure such default within 15 days after written notice of such default from the Licensor to the Licensee;

          (vi) a default by Licensee under any other provision of this Agreement or under any other agreement between Licensee and Licensor or any of its affiliated companies and failure by Licensee to cure such default within 45 days after written notice of such default from the Licensor to the Licensee;

          For purposes of this Agreement a "default by Licensor" shall mean:

          (i) a default by Licensor under any provision of this Agreement other than Article Seven and failure by Licensor to cure such default within 45 days after written notice of such default from the Licensee to the Licensor.


     Licensee's sole recourse for any loss of Licensor's rights to the Licensed Trademarks in the Territory is established in paragraph C of Article Seven.

     D. FAILURE TO USE LICENSED TRADEMARKS. In the event Licensee fails to use the Licensed Trademarks in any particular country of the Territory for a period of two (2) years anytime during the term of this Agreement, unless such non-use is caused by governmental restrictions or reasonable legal concerns relating to the validity of the Licensed Trademark in such country Licensor may remove such country or countries from the Territory by providing written notice to Licensee of its decision and by reducing the applicable Trademark Service Fee as specified in Exhibit G.


     E. EARLY TERMINATION BY LICENSEE. On or after March 1, 1996, Licensee shall have the right to terminate is Agreement without cause by providing written notice to Licensor of its decision to terminate this Agreement and by paying to Licensor a termination fee equal to the Trademark Service Fee specified in Exhibit F which would have been payable in the Contract Year following the effective date of the termination. In the event the effective date of the termination is other than the end of a Contract Year the termination fee shall be calculated by proportioning the two applicable Trademark Service Fees on the basis of one full calendar year.

               Example: In the event Licensee terminates this Agreement effective November 30, 1998, the termination fee would be [*****].

     F. EFFECT OF TERMINATION. Upon termination of this Agreement either by expiration or otherwise, Licensee shall immediately:

               (i) cease all use of the Licensed Trademarks; except Licensee shall have a period of [*****] to sell or otherwise dispose of its inventory of Products consistent with the terms of this Agreement which period

                   CONFIDENTIAL INFORMATION OMITTED AND FILED
                  SEPARATELY WITH THE SECURITIES AND EXCHANGE
                 COMMISSION. ASTERICKS DENOTE SUCH OMMISSIONS.

                    may be extended for up to an additional [*****] provided that Licensee can reasonably demonstrate to Licensor valid business reasons for the extension, and that Licensee is not in default of any other term of this Agreement; and

               (ii) prepare a final accounting and pay all money accrued or due and payable by Licensee to Licensor hereunder within [*****] of such termination, or the period established in paragraph F (i) of this Article 8

     Expiration or termination of this Agreement for any reason shall not in any case operate to relieve either party from its responsibility to fulfill any obligations under this Agreement which shall have accrued to such party prior to the time of expiration or termination.

     At all times after the termination of this Agreement, whether by expiration or otherwise, Licensee shall:

               (i) not use any trade name, trademark, service mark, word, design, slogan or legend associated with Licensor or which so nearly resembles any of the Licensed Trademarks as to be likely to deceive or cause confusion; and

               (ii) not hold forth to third parties in any manner whatsoever that Licensee has any connection with Licensor.

                                  ARTICLE NINE
                           INDEMNIFICATION AND RELEASE

     Licensee shall be solely responsible for, and shall indemnify and hold Licensor harmless against and from, any liabilities, claims, damages, or expenses (including attorneys fees) arising out of Licensee's use of the Licensed Trademarks, or Licensee's manufacture, distribution, service, testing, use or sale of the Products, except to the extent such liabilities arise from a defect or invalidation of Licensor's rights to the Licensed Trademarks not caused by actions of Licensee inconsistent with the terms of this agreement, and Licensee hereby further releases Licensor from any such liabilities, claims, damages or expenses (including attorneys' fees).

     Licensee further agrees to maintain adequate insurance, including product liability insurance in an amount not less than [*****] dollars, in force with respect to all Products and shall name Licensor as an additional dollars insured on all such policies.

                                   ARTICLE TEN
                        RELATIONSHIP BETWEEN THE PARTIES

     The relationship of Licensor and Licensee to one another under this Agreement shall at all times be that of independent contractors. Nothing contained in this Agreement shall be construed (i) to constitute either party as the agent or representative of the other party or give either party any authority to bind or commit the other party in any capacity whatsoever or (ii) to create any partnership or fiduciary relationship between Licensor and Licensee.

                   CONFIDENTIAL INFORMATION OMITTED AND FILED
                  SEPARATELY WITH THE SECURITIES AND EXCHANGE
                 COMMISSION. ASTERICKS DENOTE SUCH OMMISSIONS.

                                 ARTICLE ELEVEN
                                   ARBITRATION

     In the event that any disagreement or dispute arising out of this Agreement or its interpretation, validity or enforcement is not reached within thirty (30) calendar days after notice of the dispute is received, then both parties hereby consent and agree that the dispute shall be finally and conclusively settled in a binding arbitration held in Chicago, Illinois under the then existing UNCITRAL Rules of Arbitration.

     The arbitration shall be conducted in the English language by a single arbitrator chosen in accordance with the UNCITRAL Rules who is skilled in business matters of this nature with significant experience in Latin America. The costs of the arbitration shall be determined by the arbitrator, but in no event shall either party be required to post security for costs. The arbitrator shall allow each party to conduct 1imited discovery regarding the documents which will be submitted at the hearing and oral depositions under oath or affirmation by all important witnesses. The arbitration shall be conducted and the decision rendered as soon as practical after the filing of an arbitration demand. The decision of the arbitrator shall be final and shall be fully enforceable in any jurisdiction where the non-prevailing party has assets. Notwithstanding the foregoing agreement to arbitrate disputes, either party shall have the right to request that a court of competent jurisdiction issue a temporary restraining order or a temporary injunction or similar equitable relief in order to protect a party from any immediate or irreparable harm or damage which may occur pending the final decision of the arbitrator.

     The parties agree that this Article on arbitration constitutes a fair, reasonable and equitable manner of resolving disputes and does not unfairly disadvantage or prejudice either party.

                                 ARTICLE TWELVE
                                  MISCELLANEOUS

     A. AMENDMENTS. This Agreement may not be amended except by an instrument in writing executed by a duly authorized representative of Licensor and Licensee.

     B. SUCCESSORS AND ASSIGNS. This Agreement shall be binding and insure to the benefit of the parties and their respective successors and assigns, but neither this Agreement nor any rights hereunder may be assigned, transferred or sublicensed by Licensee, directly or indirectly, voluntarily or by operation of law, without the prior written consent of Licensor which consent shall not be unreasonably withheld. A proposed assignment, transfer or sublicense to a direct competitor of Licensor shall be considered a reasonable basis for Licensor's refusal to consent. In the event Licensor is merged or consolidated into or otherwise disposes of all or substantially all of its assets to another corporation or other person, Licensor will use its best efforts to have such other corporation or person assume and perform Licensor's obligations under this Agreement.

     C. SURVIVAL. The rights and obligations of the parties hereto under the following provisions of this Agreement shall survive the termination, whether by expiration or otherwise, of this Agreement Paragraph F of Article Two, Article

Four, paragraphs A, B and C of Article Five, paragraph F of Article Eight, Article Nine, Article Eleven and Article Twelve.

     D. NOTICES. Any notices that the parties are required or permitted to receive pursuant hereto shall be sent by registered or certified air mail, return receipt requested, or by messenger, or by telegraph, facsimile or telex communication, subsequently to be consumed in writing, to the other party at the following addresses:

                      If to Licensor:

                      MAYTAG INTERNATIONAL INC.
                      8700 W. Bryn Mawr Ave
                      Chicago, IL 60631
                      U.S.A.
                      Attention: President
                      Telecopier 312-714-8180

                      If to Licensee:

                      NEWTECH CORPORATION
                      2875 N. E. 191st Street
                      North Miami Beach, Florida 33180
                      U.S.A.
                      Attention: President
                      Telecopier 305-933-8270

or to such other address as shall be designated by notice to the other party. The date of mailing or, if by messenger, the date of dispatch, shall be the effective date of such notice. Notices by facsimile or telex communication shall be effective upon receipt.

     E. ENTIRE AGREEMENT. This Agreement represents the complete agreement of the parties an supersedes any prior agreements between them relative to the subject matter hereof.

     F. LANGUAGE. The language to be used for correspondence between the parties in any notice or documentation shall be English.


     This Agreement has been executed in the English language and the English language document shall prevail over any translation into any other language. Each party declares that its representative who signs this Agreement on its behalf either (i) understands the English language and the contents hereof or
(ii) has had all the provisions hereof, including this paragraph F, translated for him into a language and by an interpreter of his own choice in such manner that he understands and agrees to all such provisions.

     G. CALENDAR. All dates and periods of time referred to in this Agreement shall be construed in accordance with the Gregorian calendar.

     H. WAIVER. Any waiver of any term or condition of this Agreement must be in writing and signed by the party giving the same. Any such waiver shall be effective only in the specific instance and for the purpose given. A failure or delay in exercising any right or remedy hereunder shall not operate as a waiver thereof, nor shall any single or partial exercise of any right or remedy preclude any other or further exercise thereof or the exercise or any other right or remedy.

     I. APPLICABLE LAW. This Agreement shall be governed and interpreted in accordance with the laws of the State of Illinois of the United States of America.

     J. SUBMISSION TO JURISDICTION. Licensor and Licensee hereby irrevocably submit in any suit, action or proceeding arising out of or relates to this Agreement, or any of the transactions contemplated hereby to the jurisdiction of the United States District Court for the Northern District of Illinois and the jurisdiction of any court of the State of Illinois located in the State of Illinois, United States of America, and waive any and all objections to jurisdiction that they may have under the laws of the State of Illinois or the United States of America. Licensee hereby irrevocably appoints CT Corporation System, 208 S. LaSalle Street, Chicago, Illinois, 60604, U.S.A., as its agent for service of process which may be served in any such suit, action or proceeding, provided notice is given as specified in this Agreement. Licensee agrees that a final judgment in any such suit, action or proceedings shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Nothing in this paragraph J shall affect the right of Licensor to bring any action or proceeding against Licensee or its property in the courts of any other jurisdictions. To the extent that Licenscee has or hereafter may acquire any immunity from jurisdiction of any court or from any legal process (whether through service or notice, attachment prior to judgment, attachment in aid of execution, execution or otherwise) with respect to itself or to its property, Licensee hereby irrevocable waives such immunity in respect of its obligations under this Agreement.

     K. JUDGMENT. If, for the purposes of the Licensor obtaining a judgment in any court, it is necessary to convert a sum in United States Dollars due hereunder into another currency (the "Other Currency"), the rate of exchange used shall be that at which in accordance with normal banking procedures the Licensor could purchase United States Dollars with the Other Currency on the business day preceding that on which final judgment is given. The obligation of Licensee in respect of any such sum due from it hereunder shall, notwithstanding any judgment in such Other Currency, be discharged only to the extent that on the business day following receipt by the Licensor of any sum adjudged to be so due in the Other Currency the Licensor may in accordance with normal banking procedures purchase United States Dollars with the Other Currency, if the United States Dollars so purchased are less than the sum originally due to the Licensor in United States Dollars, Licensee agrees, as a separate obligation and notwithstanding any such judgment, to indemnify the Licensor against such loss, and if the United States Dollars so purchased exceed the sum originally due to the Licensor in United States Dollars, the Licensor agrees to remit the Licensee such excess.

     L. INTERPRETATION. Article titles and headings to sections herein are inserted for convenience of reference only and are not intended to be a part of or to affect the meanings or interpretation of this Agreement. Any Schedules and Exhibits referred to herein shall be construed with and as an integral part of this Agreement to the same extent as if they were set forth verbatim herein.

     M. CONFIDENTIALITY. In the performance of this Agreement Licensor and Licensee will be exchanging confidential information, including but not limited to:
                                       15

(1) proprietary technical information regarding the Products; (2) customer lists and sales volumes; (3) sales and marketing plans; (4) sales, costs, and other financial data; (5) sources of supply for the Products; and (6) status of intellectual property rights. Licensor and Licensee agree to retain such exchanged confidential information confidence by exercising reasonable precautions to Prevent unauthorized disclosure of the confidential information to any third party, and not to use the confidential information for any purpose other than in the furtherance of the objectives of this Agreement. In the event of termination of this Agreement, this confidentiality obligation shall survive for a period of two years from the effective date of termination.

     N. PARTIAL INVALIDITY. Wherever possible, each provision hereof shall be interpreted in such a manner as to be effective and valid under applicable law, but in case any one or more of the provisions contained herein shall, for any reason be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provisions of this Agreement, and thus Agreement shall be construed as if such invalid, illegal or unenforceable provision or provisions had never been contained herein unless the deletion of such provision or provisions would result in such a material change as to cause completion of the transactions contemplated hereby to be unreasonable.

     O. EXECUTION IN COUNTERPARTS. This Agreement may be executed in one or more counterparts, each of which shall be considered an original instrument, but all of which shall be considered one and the same agreement and shall become binding when one or more counterparts have been signed by each of the parties and delivered to each of the other parties hereto.

     IN WITNESS WHEREOF, the parties have executed this Agreement by their duly authorized representatives as of the date first mentioned above.


                                           LICENSOR:
                                           MAYTAG CORPORATION

                                           By /s/ [ILLEGIBLE]
                                              ---------------------------------
                                           Title: SR V.P. CORPORATE PLANNING

/s/ [ILLEGIBLE]
----------------------------------
(ATTEST)
(CORPORATE SEAL)

                                           LICENSOR:
                                           MAYTAG INTERNATIONAL, INC.

                                           By /s/ [ILLEGIBLE]
                                              ---------------------------------
                                           Title: PRESIDENT

/s/ [ILLEGIBLE]
----------------------------------
(ATTEST)
(CORPORATE SEAL)

                                           LICENSEE:
                                           NEWTECH CORPORATION

                                           By /s/ [ILLEGIBLE]
                                              ---------------------------------
                                           Title: PRESIDENT

/s/ [ILLEGIBLE]
----------------------------------
(ATTEST)
(CORPORATE SEAL)


                                           LICENSEE:
                                           NEWTECH (HONG KONG) LTD.

                                           By /s/ [ILLEGIBLE]
                                              ---------------------------------
                                           Title: PRESIDENT

/s/ [ILLEGIBLE]
----------------------------------
(ATTEST)
(CORPORATE SEAL)

                                    EXHIBIT A
                                       TO
                            TRADEMARK USER AGREEMENT
                                 ARTICLE ONE (D)

                PRODUCTS

                Televisions - color, black and white, projection
                Radios - portable, clock
                Video Cassette/Disc Recorders
                Camcorders
                Tape Recorders/Cassette Recorders
                Audio Equipment - amplifiers, receivers, speakers, tuners, turntables, headphones, compact disc players
                Portable/Compact audio equipment

                                    EXHIBIT B
                            TRADEMARK USER AGREEMENT
                                 ARTICLE ONE (E)

           LICENSED TRADEMARKS

                1. Admiral

                                    EXHIBIT C
                                       TO
                            TRADEMARK USER AGREEMENT

                                   ARTICLE ONE (I)

          TERRITORY
          Aruba
          Bahamas
          Belize
          Bolivia
          Brazil*
          Chile
          Costa Rica
          Dominican Republic
          El Salvador
          French Guiana
          Guyana
          Honduras
          Jamaica
          Netherlands Antilles
          Nicaragua
          Panama
          Paraguay
          Peru
          Puerto Rico
          Surinam
          Trinidad & Tobago
          Uruguay
          Venezuela

          -------------------
          * Licensee has been informed of pending litigation which may impact Licensor's trademark rights in this country.

                                    EXHIBIT D
                                       TO
                            TRADEMARK USER AGREEMENT

                                  ARTICLE TWO (B)

           TERRITORY EXTENSIONS

           Antigua
           Argentina
           Barbados
           Bermuda
           British Virgin Islands
           Cayman Islands
           Columbia
           Cuba
           Dominica
           Ecuador
           Falklands
           Granada
           Guatemala
           Haiti
           Mexico
                                       21

                                    EXHIBIT E
                                       TO
                            TRADEMARK USER AGREEMENT
                                ARTICLE FOUR (A)

            ROYALTY

            [*****] on all Products.

                   CONFIDENTIAL INFORMATION OMITTED AND FILED
                  SEPARATELY WITH THE SECURITIES AND EXCHANGE
                 COMMISSION. ASTERICKS DENOTE SUCH OMMISSIONS.

                                   EXHIBIT F
                            TRADEMARK USER AGREEMENT

                                ARTICLE FOUR (B)

            TRADEMARK SERVICE FEE

            Contract Year 1, ending December 31, 1994:          [*****]

            Contract Year 2, ending December 31, 1995:          [*****]

            Contract Year 3, ending December 31, 1996:          [*****]

            Contract Year 4, ending December 31, 1997:          [*****]

            Contract Year 5, ending December 31, 1998:          [*****]

            Contract Year 6, ending December 31, 1999:          [*****]

            Contract Year 7, ending December 31, 2000:          [*****]

            Contract Year 8, ending December 31, 2001           [*****]

            Contract Year 9, ending December 31, 2002:          [*****]

            Contract Year 10, ending December 31, 2003:         [*****]

            FIRST EXTENSION TRADEMARK SERVICE FEE

            Contract Year 11, ending December 31, 2004:         [*****]

            Contract Year 12, ending December 31, 2005:         [*****]

            Contract Year 13, ending December 31, 2006:         [*****]

            Contract Year 14, ending December 31, 2007:         [*****]

            Contract Year 15, ending December 31, 2008:         [*****]

            SECOND EXTENSION TRADEMARK SERVICE FEE

            Contract Year 16, ending December 31, 2009:         [*****]

            Contract Year 17, ending December 31, 2010:         [*****]

            Contract Year 18, ending December 31, 2011:         [*****]

            Contract Year 19, ending December 31, 2012:         [*****]

            Contract Year 20, ending December 31, 2013:         [*****]

                   CONFIDENTIAL INFORMATION OMITTED AND FILED
                  SEPARATELY WITH THE SECURITIES AND EXCHANGE
                 COMMISSION. ASTERICKS DENOTE SUCH OMMISSIONS.

                                    EXHIBIT G
                                       TO
                            TRADEMARK USER AGREEMENT

1.             EXTENSION OF TERRITORY. ARTICLE TWO (B).

               Upon Licensor's acceptance of any of the following countries as extensions of the Territory, the Trademark Service Fee (Exhibit F) applicable one year after which acceptance occurs and for all applicable subsequent years shall be increased by the percentage specified:

                                Antigua        [*****]
                                Argentina      [*****]
                                Barbados       [*****]
                                Bermuda        [*****]
                                British V.I.   [*****]
                                Cayman Islands [*****]
                                Columbia       [*****]
                                Cuba           [*****]
                                Donunica       [*****]
                                Ecuador        [*****]
                                Falklands      [*****]
                                Granada        [*****]
                                Guatemala      [*****]
                                Haiti          [*****]
                                Mexico         [*****]

               If the date after which acceptance occurs is any day other than January 1 of a Contract Year, the above percentage shall be prorated for the remaining part i of such year based on the number of days left for that year. In the event any of the above specified countries are included within the Territory for the 9th and 14th Contract Years, the minimum Royalty necessary to qualify for the first and second renewal terms, as provided for in paragraph A of Article 8, shall be increased by the applicable percentages established above.

II.            INVALIDATION OF LICENSOR'S RIGHTS TO LICENSED TRADEMARKS, ARTICLE
               SEVEN (C).

               In the event of an invalidation of Licensor's rights as specified in paragraph C of Article Seven in an "affected country", the Trademark Service Fee (Exhibit F) applicable for the year in which the invalidation occurs and for all applicable subsequent years, shall be reduced by a percentage equal to the total net sales of Products in the affected country in the twelve months preceding the invalidation divided by the total net sales of Products in the Territory within the same twelve month period. If the invalidation occurs during the first three Full Contract Years and there has been no sales within the affected country during the twelve month period preceding the invalidation, the applicable Trademark Service Fee shall be reduced by the percentage specified.

                                  Aruba                 [*****]
                                  Bahamas               [*****]
                                  Belize                [*****]

                   CONFIDENTIAL INFORMATION OMITTED AND FILED
                  SEPARATELY WITH THE SECURITIES AND EXCHANGE
                 COMMISSION. ASTERICKS DENOTE SUCH OMMISSIONS.

                                  Bolivia             [*****]
                                  Brazil*             [*****]
                                  Chile               [*****]
                                  Costa Rica          [*****]
                                  Dominican Republic  [*****]
                                  El Salvador         [*****]
                                  French Guiana       [*****]
                                  Guyana              [*****]
                                  Honduras            [*****]
                                  Jamaica             [*****]
                                  Netherlands Antilles[*****]
                                  Nicaragua           [*****]
                                  Panama              [*****]
                                  Paraguay            [*****]
                                  Peru                [*****]
                                  Puerto Rico         [*****]
                                  Surinam             [*****]
                                  Trinidad & Tobago   [*****]
                                  Uruguay             [*****]
                                  Venezuela           [*****]

               In the event any of the above specified countries are removed from the Territory for the 9th and 14th Contract Years, the minimum Royalty necessary to qualify for the first and second renewal terms, as provided for in paragraph A of
               Article 8, shall be decreased by the applicable percentages established above.

III.           MISCELLANEOUS PROVISIONS.

                 A. In the event of a Territory extension of any of the countries specified in Paragraph I of this Exhibit and Licensor's rights are subsequently invalidated in such country(ies), the applicable Trademark User Fee shall be reduced by the percentage established in Paragraph I.

                 B. In the event of an invalidation of Licensor's rights in any of the countries specified in Paragraph 11 of this Exhibit and Licensor's rights are subsequently restored in such country(ies), the applicable Trademark User Fee shall be increased by the amount of the reduction calculated at the time of the invalidation.

                 C. In the event both a reduction and an increase are applicable to calculating the Trademark User Fee in any one year, the following procedure shall be used: (1) add all of the percentage increases; (2) multiply the total increases by the applicable Fee from Schedule F; (3) add all of the percentage reductions; and (4) multiply the total reductions by the applicable fee from Schedule F (prior to any adjustments for this computation); (5) the product arrived at in Step (2) should be added to the applicable fee from Schedule F and the product from Step (4) should be subtracted to arrive at the Adjusted Trademark User Fee.

                   CONFIDENTIAL INFORMATION OMITTED AND FILED
                  SEPARATELY WITH THE SECURITIES AND EXCHANGE
                 COMMISSION. ASTERICKS DENOTE SUCH OMMISSIONS.